                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


     I, Robert Tammero, constitute and appoint Charles J. Hansen as my true and lawful attorney-in-fact and agent with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on my behalf and to cause to be filed with the Securities and Exchange Commission (the "SEC"):

     a) an annual report on Form 10-K for Carson Pirie Scott & Co. ("Carson") for Carson's fiscal year ended February 1, 1997 to be filed with the SEC on or before May 2, 1997 (the "Form 10-K"),

     b)  any and all amendments to the Form 10-K, and

     c) any other documents in connection with the Form 10-K or any amendments to the Form 10-K,

granting Charles J. Hansen full power and authority to do and perform each and every necessary act and thing, as fully to all intents and purposes as I might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.



/s/ Robert Tammero                   Director                 4/11/97
--------------------                                    -------------------
   Robert Tammero                                              (Date)

                               POWER OF ATTORNEY


     I, John W. Burden, III, constitute and appoint Charles J. Hansen as my true and lawful attorney-in-fact and agent with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on my behalf and to cause to be filed with the Securities and Exchange Commission (the "SEC"):

     a) an annual report on Form 10-K for Carson Pirie Scott & Co. ("Carson") for Carson's fiscal year ended February 1, 1997 to be filed with the SEC on or before May 2, 1997 (the "Form 10-K"),

     b)  any and all amendments to the Form 10-K, and

     c) any other documents in connection with the Form 10-K or any amendments to the Form 10-K,

granting Charles J. Hansen full power and authority to do and perform each and every necessary act and thing, as fully to all intents and purposes as I might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.



/s/ John W. Burden, III                Director              12 Apr. 97
-------------------------                              ----------------------
   John W. Burden, III                                         (Date)

                               POWER OF ATTORNEY


     I, Chaim Y. Edelstein, constitute and appoint Charles J. Hansen as my true and lawful attorney-in-fact and agent with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on my behalf and to cause to be filed with the Securities and Exchange Commission (the "SEC"):

     a) an annual report on Form 10-K for Carson Pirie Scott & Co. ("Carson") for Carson's fiscal year ended February 1, 1997 to be filed with the SEC on or before May 2, 1997 (the "Form 10-K"),

     b)  any and all amendments to the Form 10-K, and

     c) any other documents in connection with the Form 10-K or any amendments to the Form 10-K,

granting Charles J. Hansen full power and authority to do and perform each and every necessary act and thing, as fully to all intents and purposes as I might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.



/s/ Chaim Y. Edelstein                 Director               4-14-1997
------------------------                                 -------------------
   Chaim Y. Edelstein                                           (Date)

                               POWER OF ATTORNEY


     I, Mark L. Kaufman, constitute and appoint Charles J. Hansen as my true and lawful attorney-in-fact and agent with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on my behalf and to cause to be filed with the Securities and Exchange Commission (the "SEC"):

     a) an annual report on Form 10-K for Carson Pirie Scott & Co. ("Carson") for Carson's fiscal year ended February 1, 1997 to be filed with the SEC on or before May 2, 1997 (the "Form 10-K"),

     b)  any and all amendments to the Form 10-K, and

     c) any other documents in connection with the Form 10-K or any amendments to the Form 10-K,

granting Charles J. Hansen full power and authority to do and perform each and every necessary act and thing, as fully to all intents and purposes as I might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.



/s/ Mark L. Kaufman                  Director                  4/10/97
---------------------                                     -----------------
   Mark L. Kaufman                                              (Date)

                               POWER OF ATTORNEY


     I, Mark Dickstein, constitute and appoint Charles J. Hansen as my true and lawful attorney-in-fact and agent with full power of substitution and revocation, for him and in his name, in any and all capacities, to sign on my behalf and to cause to be filed with the Securities and Exchange Commission (the "SEC"):

     a) an annual report on Form 10-K for Carson Pirie Scott & Co. ("Carson") for Carson's fiscal year ended February 1, 1997 to be filed with the SEC on or before May 2, 1997 (the "Form 10-K"),

     b)  any and all amendments to the Form 10-K, and

     c) any other documents in connection with the Form 10-K or any amendments to the Form 10-K,

granting Charles J. Hansen full power and authority to do and perform each and every necessary act and thing, as fully to all intents and purposes as I might or could do in person, ratifying and confirming all that Charles J. Hansen or his substitute or substitutes may lawfully do or cause to be done pursuant to this Power of Attorney.



/s/ Mark Dickstein                 Director                  4/11/97
--------------------                                    -----------------
   Mark Dickstein                                             (Date)